UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

THE ALLIANCEBERNSTEIN PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2009

Date of reporting period: July 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Growth Fund

July 31, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

September 11, 2009

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Growth Fund (the “Fund”) for the annual reporting period ended July 31, 2009.

Effective November 3, 2008, the Fund’s strategy, portfolio management team and benchmark changed. The Fund is now more diversified, holding 80-120 securities versus its past range of 45-70 securities. The Fund’s benchmark, previously the Russell 3000 Growth Index, is now the Russell 1000 Growth Index.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a domestic portfolio of equity securities of companies within various market sectors selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential. Research-driven stock selection is expected to be the primary driver of returns relative to the Fund’s benchmark. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, telecommunications, information technology, health care, financial services, infrastructure, energy and natural resources and consumer growth. Within each sector, senior sector analyst-managers apply a research driven, bottom-up stock selection process using the Adviser’s proprietary research to identify attractive companies.

The Adviser places research emphasis on identifying companies whose prospective earnings growth potential appears likely to outpace market expectations. In consultation with the senior sector analysts, the Fund’s US Growth Portfolio Oversight Group (the “Group”), is responsible for the construction of the portfolio. The senior sector analysts and the Group allocate the Fund’s investments among the selected market sectors based on the fundamental company research conducted by the Adviser’s large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. Given the emphasis on bottom-up stock selection, the senior sector analysts and the Portfolio Oversight Group may vary the percentage allocation to each sector and may, on occasion, change the market sectors in which the Fund invests as companies’ potential for growth within a sector matures and new trends for growth emerge.

The Fund emphasizes investments in large- and mid-capitalization companies; however, the Fund has the flexibility to invest across the capitalization spectrum. The Fund is designed for those seeking exposure to companies of various sizes. The Fund normally invests in approximately 80-120 companies.

Investment Results

The table on page 5 shows the Fund’s performance compared to the previous benchmark, the Russell 3000 Growth Index, and the new benchmark, the Russell 1000 Growth Index, for the six- and 12-month periods ended July 31, 2009.

ALLIANCEBERNSTEIN GROWTH FUND •	1

The Fund’s Class A shares without sales charges underperformed its new benchmark for the 12-month period ended July 31, 2009. The Fund and both benchmarks posted negative returns for the period under review. This period marked the beginning of severe risk aversion in the capital markets in the face of rapidly deteriorating global economic growth and concerns over the soundness of the global financial system with the collapse of Lehman Brothers. Over this period, stock selection—particularly within the technology sector—accounted for the majority of the relative performance results. Stock selection within the infrastructure sector also weighed on returns during the period. Strong stock selection within the consumer and financial sectors aided relative returns but was somewhat offset by the Fund’s modest overweights in those sectors. The overweight in the health care sector aided returns, as did both sector exposure and stock selection within the energy sector. In aggregate, sector allocation had a slightly positive impact on relative returns.

The Fund’s Class A shares without sales charges underperformed the benchmark for the six-month period ended July 31, 2009. Stocks hit new cycle lows in March and then began to recover meaningfully and performance was significantly influenced by this severe shift in sentiment. Stock selection within the technology sector weighed on relative performance. The overweight in the health care sector, as well as stock selection within that sector, also hurt relative returns as these more defensive and sustainable growth stocks were used as a source of funds by investors rotating into more cyclically sensitive parts of the markets. Strong stock selection within the financial and energy sectors aided relative returns over the six-month period. Performance was not impacted by leverage during either period.

Market Review and Investment Strategy

The 12-month period ended July 31, 2009, was the story of two very different markets. In the beginning of the period, the market began to react to mounting evidence that the global economy was entering a recession. By year-end 2008, clouds that had initially cast a slowdown over US financial stocks expanded to darken the entire global economy. As concerns around the deterioration of the global economy grew, volatility and risk aversion soared, and panicky investors overwhelmingly based decisions on an urgent desire to flee any hint of risk. No equity sector was spared from 2008’s broad downturn as every sector of the market declined. By March 9, 2009, equity prices had dropped another 25% as investors made a wholesale flight to safety. Diversification across asset classes and geographies provided little shelter from the storm.

However, in the face of declining asset prices around the world and continued volatility in the capital markets, global governments continued their barrage of policy measures to address the severe economic slowdown. By the end of March 2009, investors had begun to discount all these powerful forces aimed at stemming the

2	• ALLIANCEBERNSTEIN GROWTH FUND

economic crisis. With the material drop in prices around the world, particularly in riskier assets, government action in combination with now attractive valuations began to entice investors back into the capital markets. As news became “less bad,” the momentum behind this dramatic shift in sentiment increased, moving from one of severe risk aversion to one of risk taking by the end of July 2009. Indeed, in April and May, the stocks that had been hardest hit in 2008 were the strongest performers. Likewise, stocks that exhibited characteristics of being very cheap or regarded as “deep value” performed much better than the market as a whole. Without any strong fundamental growth case to be made for the majority of these stocks, they are not among the Group’s analysts’ highest conviction ideas and the Fund did not own many of them. This dramatic shift in risk appetites fueled an almost 50% move in US equity prices from the March low to the end of July.

During this environment of rapidly changing conditions and sentiment, the Group remained committed to consistently applying a disciplined investment process focusing on fundamental analysis to identify companies judged to have distinctly superior long-term growth prospects. Companies with strong market leader-

ship, preemptive capital strength and superior relative growth prospects that the Group believes are not fully appreciated by the market continued to be the Fund’s focus, particularly at the height of the crisis. As the environment improved, the Group emphasized a balanced approach in constructing the Fund, focusing on those stocks where the Fund’s analysts have the highest degree of conviction. While the Group actively sought out companies with cyclical exposure that would benefit from an eventual recovery, they were hesitant to do so without appropriate fundamental underpinnings that warranted the highest ratings. To be sure, the picture around economic growth improved and credit conditions grew less dire than earlier in the reporting period. The equity market (and certainly some industries) saw strong price recoveries over the past several months. That said, the Group believes the strong returns associated with the value characteristics over such a short period are likely played out. Indeed, the shape and strength of the recovery is far from certain. The Group continues to be committed to a portfolio that relies more on the analysts’ long record of identifying strong and well-managed business that can successfully execute their business models rather than a bet on any single and less certain economic forecast.

ALLIANCEBERNSTEIN GROWTH FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 1000 Growth Index nor the unmanaged Russell 3000 Growth Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1,000 of the largest capitalized companies that are traded in the United States. The Russell 3000 Growth Index contains those securities in the unmanaged Russell 3000 Index with a greater-than-average growth orientation. The Russell 3000 Index is comprised of 3,000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. The Fund can invest in small-cap and mid-cap companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A fund’s investments in smaller-capitalization stocks may have additional risks because these companies often have limited product lines, markets or financial resources. The Fund can invest in foreign securities. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, fluctuations in the value of investments in foreign currency-denominated securities may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are more fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARKS PERIODS ENDED JULY 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Growth Fund*
Class A	21.52%	-22.87%

Class B**	21.04%	-23.51%

Class C	21.07%	-23.46%

Advisor Class†	21.71%	-22.63%

Class R†	21.52%	-22.86%

Class K†	21.71%	-22.59%

Class I†	21.86%	-22.34%

Current Benchmark: Russell 1000 Growth Index	25.49%	-17.57%

Previous Benchmark: Russell 3000 Growth Index	25.81%	-17.82%

*  Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance by 0.52% and 0.55% for the six- and 12-month periods ended July 31, 2009, respectively.

**Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†   Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 7/31/99 TO 7/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth Fund Class A shares (from 7/31/99 to 7/31/09) as compared to the performance of the Fund’s current and previous benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-22.87%	-26.15%
5 Years	-0.93%	-1.78%
10 Years	-4.25%	-4.67%

Class B Shares
1 Year	-23.51%	-26.57%
5 Years	-1.70%	-1.70%
10 Years(a)	-4.83%	-4.83%

Class C Shares
1 Year	-23.46%	-24.22%
5 Years	-1.65%	-1.65%
10 Years	-4.95%	-4.95%

Advisor Class Shares†
1 Year	-22.63%	-22.63%
5 Years	-0.62%	-0.62%
10 Years	-3.97%	-3.97%

Class R Shares†
1 Year	-22.86%	-22.86%
Since Inception*	-3.83%	-3.83%

Class K Shares†
1 Year	-22.59%	-22.59%
Since Inception*	-3.55%	-3.55%

Class I Shares†
1 Year	-22.34%	-22.34%
Since Inception*	-3.24%	-3.24%

The Fund’s current prospectus fee table shows the Fund’s total annual expense ratios as 1.64%, 2.47%, 2.38%, 1.32%, 1.56%, 1.26% and 1.03% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date: 3/1/05 for Class R, Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GROWTH FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2009)
SEC Returns

Class A Shares
1 Year	-30.55%
5 Years	-5.06%
10 Years	-5.56%

Class B Shares
1 Year	-30.98%
5 Years	-4.99%
10 Years(a)	-5.72%

Class C Shares
1 Year	-28.72%
5 Years	-4.92%
10 Years	-5.84%

Advisor Class Shares†
1 Year	-27.27%
5 Years	-3.95%
10 Years	-4.87%

Class R Shares†
1 Year	-27.46%
Since Inception*	-5.33%

Class K Shares†
1 Year	-27.22%
Since Inception*	-5.06%

Class I Shares†
1 Year	-26.98%
Since Inception*	-4.75%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date: 3/1/05 for Class R, Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on page 4.

8	• ALLIANCEBERNSTEIN GROWTH FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2009		Ending Account Value July 31, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,215.16	$1,017.21	$8.40	$7.65
Class B	$1,000	$1,000	$1,210.39	$1,012.94	$13.10	$11.93
Class C	$1,000	$1,000	$1,210.73	$1,013.49	$12.50	$11.38
Advisor Class	$1,000	$1,000	$1,217.09	$1,018.65	$6.82	$6.21
Class R	$1,000	$1,000	$1,215.18	$1,017.06	$8.57	$7.80
Class K	$1,000	$1,000	$1,217.12	$1,018.60	$6.87	$6.26
Class I	$1,000	$1,000	$1,218.60	$1,019.98	$5.34	$4.86

*	Expenses are equal to the classes’ annualized expense ratios of 1.53%, 2.39%, 2.28%, 1.24%, 1.56%, 1.25% and 0.97%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GROWTH FUND •	9

Fund Expenses

PORTFOLIO SUMMARY

July 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $626.0

TEN LARGEST HOLDINGS**

July 31, 2009 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Apple, Inc.	$30,799,015	4.9%
Google, Inc. – Class A	20,158,775	3.2
Hewlett-Packard Co.	18,774,880	3.0
Wal-Mart Stores, Inc.	17,562,748	2.8
Microsoft Corp.	17,287,200	2.8
Intel Corp.	16,866,850	2.7
QUALCOMM, Inc.	16,386,066	2.6
PepsiCo, Inc.	13,642,700	2.2
The Coca-Cola Co.	13,601,336	2.2
Philip Morris International, Inc.	12,670,540	2.0
	$177,750,110	28.4%

*	All data are as of July 31, 2009. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN GROWTH FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

July 31, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.5%
Information Technology – 32.7%
Communications Equipment – 3.2%
Cisco Systems, Inc.(a)	172,800	$3,803,328
QUALCOMM, Inc.	354,600	16,386,066

		20,189,394

Computers & Peripherals – 11.4%
Apple, Inc.(a)	188,500	30,799,015
Dell, Inc.(a)	578,500	7,740,330
EMC Corp.(a)	511,600	7,704,696
Hewlett-Packard Co.	433,600	18,774,880
NetApp, Inc.(a)	274,800	6,172,008

		71,190,929

Internet Software & Services – 3.2%
Google, Inc. – Class A(a)	45,500	20,158,775

IT Services – 1.1%
Visa, Inc. – Class A	99,500	6,513,270

Semiconductors & Semiconductor Equipment – 7.3%
Altera Corp.	405,400	7,576,926
Analog Devices, Inc.	274,200	7,504,854
Intel Corp.	876,200	16,866,850
Marvell Technology Group Ltd.(a)	623,500	8,317,490
Nvidia Corp.(a)	424,300	5,486,199

		45,752,319

Software – 6.5%
Activision Blizzard, Inc.(a)	360,300	4,125,435
Adobe Systems, Inc.(a)	262,100	8,497,282
Microsoft Corp.	735,000	17,287,200
Red Hat, Inc.(a)	350,500	8,001,915
Salesforce.com, Inc.(a)	69,600	3,016,464

		40,928,296

		204,732,983

Health Care – 17.2%
Biotechnology – 5.6%
Amgen, Inc.(a)	192,500	11,994,675
Celgene Corp.(a)	167,940	9,565,862
Gilead Sciences, Inc.(a)	222,330	10,878,607
Vertex Pharmaceuticals, Inc.(a)	66,400	2,391,064

		34,830,208

Health Care Equipment & Supplies – 3.0%
Alcon, Inc.	22,200	2,832,720
Baxter International, Inc.	207,100	11,674,227
Covidien PLC	117,200	4,431,332

		18,938,279

Health Care Providers & Services – 2.5%
Aetna, Inc.	46,400	1,251,408

ALLIANCEBERNSTEIN GROWTH FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Medco Health Solutions, Inc.(a)	220,680	$11,665,145
WellPoint, Inc.(a)	44,500	2,342,480

		15,259,033

Pharmaceuticals – 6.1%
Abbott Laboratories	213,600	9,609,864
Bristol-Myers Squibb Co.	396,900	8,628,606
Schering-Plough Corp.	346,600	9,188,366
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	145,750	7,774,305
Wyeth	66,210	3,082,076

		38,283,217

		107,310,737

Consumer Staples – 13.7%
Beverages – 4.4%
The Coca-Cola Co.	272,900	13,601,336
PepsiCo, Inc.	240,400	13,642,700

		27,244,036

Food & Staples Retailing – 5.0%
Costco Wholesale Corp.	117,000	5,791,500
CVS Caremark Corp.	238,600	7,988,328
Wal-Mart Stores, Inc.	352,100	17,562,748

		31,342,576

Food Products – 0.3%
General Mills, Inc.	36,940	2,176,135

Household Products – 2.0%
Procter & Gamble Co.	220,300	12,228,853

Tobacco – 2.0%
Philip Morris International, Inc.	271,900	12,670,540

		85,662,140

Industrials – 10.7%
Aerospace & Defense – 2.5%
Lockheed Martin Corp.	75,520	5,645,875
United Technologies Corp.	182,000	9,913,540

		15,559,415

Airlines – 0.6%
Continental Airlines, Inc. – Class B(a)	333,600	3,726,312

Construction & Engineering – 1.5%
Fluor Corp.	175,280	9,254,784

Electrical Equipment – 0.4%
Ametek, Inc.	84,520	2,735,067

Industrial Conglomerates – 0.5%
General Electric Co.	239,900	3,214,660

Machinery – 3.5%
Danaher Corp.	120,370	7,371,459

12	• ALLIANCEBERNSTEIN GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Illinois Tool Works, Inc.	169,300	$6,865,115
PACCAR, Inc.	110,000	3,811,500
Parker Hannifin Corp.	92,000	4,073,760

		22,121,834

Road & Rail – 1.7%
Union Pacific Corp.	179,500	10,324,840

		66,936,912

Consumer Discretionary – 10.4%
Diversified Consumer Services – 1.9%
Apollo Group, Inc. – Class A(a)	101,300	6,993,752
DeVry, Inc.	96,700	4,809,858

		11,803,610

Internet & Catalog Retail – 0.7%
Amazon.Com, Inc.(a)	52,800	4,528,128

Media – 2.5%
Discovery Communications, Inc. – Class A(a)	171,100	4,191,950
Time Warner Cable, Inc. – Class A	150,113	4,962,736
Time Warner, Inc.	140,300	3,740,398
The Walt Disney Co.	120,000	3,014,400

		15,909,484

Multiline Retail – 2.8%
Kohl’s Corp.(a)	152,000	7,379,600
Target Corp.	228,900	9,984,618

		17,364,218

Specialty Retail – 1.5%
O’Reilly Automotive, Inc.(a)	74,900	3,045,434
Ross Stores, Inc.	138,700	6,115,283

		9,160,717

Textiles, Apparel & Luxury Goods – 1.0%
Polo Ralph Lauren Corp. – Class A	99,100	6,248,255

		65,014,412

Energy – 7.4%
Energy Equipment & Services – 3.1%
Cameron International Corp.(a)	100,460	3,137,366
National Oilwell Varco, Inc.(a)	120,160	4,318,550
Schlumberger Ltd.	222,560	11,906,960

		19,362,876

Oil, Gas & Consumable Fuels – 4.3%
EOG Resources, Inc.	17,690	1,309,591
Exxon Mobil Corp.	118,000	8,306,020
Occidental Petroleum Corp.	167,700	11,963,718
Petroleo Brasileiro SA (ADR)	124,880	5,150,051

		26,729,380

		46,092,256

Financials – 4.6%
Capital Markets – 1.6%
The Blackstone Group LP	228,300	2,570,658

ALLIANCEBERNSTEIN GROWTH FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Franklin Resources, Inc.	24,700	$2,190,396
The Goldman Sachs Group, Inc.	20,900	3,412,970
Janus Capital Group, Inc.	31,500	430,290
Morgan Stanley	57,000	1,624,500

		10,228,814

Diversified Financial Services – 1.8%
CME Group, Inc. – Class A	8,381	2,336,874
IntercontinentalExchange, Inc.(a)	38,700	3,640,122
JP Morgan Chase & Co.	131,840	5,095,616

		11,072,612

Insurance – 1.2%
Aflac, Inc.	89,300	3,380,898
Axis Capital Holdings Ltd.	62,000	1,764,520
Principal Financial Group, Inc.	100,200	2,374,740

		7,520,158

		28,821,584

Telecommunication Services – 2.3%
Diversified Telecommunication Services – 2.3%
CenturyTel, Inc.	188,100	5,904,459
Clearwire Corp. – Class A(a)	395,100	3,200,310
Qwest Communications International, Inc.	1,438,600	5,552,996

		14,657,765

Materials – 0.5%
Chemicals – 0.5%
Monsanto Co.	39,950	3,355,800

Total Common Stocks (cost $544,026,722)		622,584,589

SHORT-TERM INVESTMENTS -0.3%
Investment Companies – 0.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $2,014,447)	2,014,447	2,014,447

Total Investments – 99.8% (cost $546,041,169)		624,599,036
Other assets less liabilities – 0.2%		1,357,810

Net Assets – 100.0%		$625,956,846

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

LP – Limited Partnership

See notes to financial statements.

14	• ALLIANCEBERNSTEIN GROWTH FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

July 31, 2009

Assets
Investments in securities, at value
Unaffiliated issuers (cost $544,026,722)	$622,584,589
Affiliated issuers (cost $2,014,447)	2,014,447
Receivable for investment securities sold	5,655,353
Receivable for shares of beneficial interest sold	1,414,370
Dividends receivable	565,960

Total assets	632,234,719

Liabilities
Payable for investment securities purchased	3,208,496
Payable for shares of beneficial interest redeemed	2,053,805
Advisory fee payable	381,537
Distribution fee payable	216,726
Transfer Agent fee payable	163,507
Accrued expenses	253,802

Total liabilities	6,277,873

Net Assets	$625,956,846

Composition of Net Assets
Shares of beneficial interest, at par	$246
Additional paid-in capital	1,769,957,145
Accumulated net investment loss	(655)
Accumulated net realized loss on investment transactions	(1,222,557,757)
Net unrealized appreciation on investments	78,557,867

$625,956,846

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$494,401,198	17,827,737	$27.73	*

B	$54,599,589	2,929,035	$18.64

C	$62,069,560	3,313,209	$18.73

Advisor	$10,128,633	350,088	$28.93

R	$1,000,595	36,156	$27.67

K	$1,258,239	44,891	$28.03

I	$2,499,032	87,899	$28.43

*	The maximum offering price per share for Class A shares was $28.96 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN GROWTH FUND •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended July 31, 2009

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $158,429)	$10,583,515
Affiliated issuers	57,328	$10,640,843

Expenses
Advisory fee (see Note B)	4,764,288
Distribution fee—Class A	1,465,873
Distribution fee—Class B	668,256
Distribution fee—Class C	639,137
Distribution fee—Class R	4,249
Distribution fee—Class K	2,386
Transfer agency—Class A	2,138,597
Transfer agency—Class B	388,898
Transfer agency—Class C	305,041
Transfer agency—Advisor Class	57,283
Transfer agency—Class R	1,939
Transfer agency—Class K	1,732
Transfer agency—Class I	1,287
Custodian	194,969
Printing	122,737
Registration fees	68,523
Trustees’ fees	48,000
Audit	44,267
Legal	42,668
Miscellaneous	18,047

Total expenses	10,978,177
Less: expense offset arrangement (see Note B)	(6,275)

Net expenses		10,971,902

Net investment loss		(331,059)

Realized and Unrealized Loss on Investment Transactions
Net realized loss on investment transactions		(159,883,541)

Net change in unrealized appreciation/depreciation of investments		(71,075,109)

Net loss on investment transactions		(230,958,650)

Net Decrease in Net Assets from Operations		$(231,289,709)

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GROWTH FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2009	Year Ended July 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(331,059)	$(10,035,030)
Net realized gain (loss) on investment transactions	(159,883,541)	93,879,480
Net change in unrealized appreciation/depreciation of investments	(71,075,109)	(184,670,511)

Net decrease in net assets from operations	(231,289,709)	(100,826,061)
Transactions in Shares of Beneficial Interest
Net decrease	(111,192,617)	(234,187,248)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	54,176	– 0	–

Total decrease	(342,428,150)	(335,013,309)
Net Assets
Beginning of period	968,384,996	1,303,398,305

End of period (including accumulated net investment income (loss) of ($655) and $66,123, respectively)	$625,956,846	$968,384,996

See notes to financial statements.

ALLIANCEBERNSTEIN GROWTH FUND •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

July 31, 2009

NOTE A

Significant Accounting Policies

AllianceBernstein Growth Fund (the “Fund”), a series of The AllianceBernstein Portfolios (the “Trust”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

18	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective August 1, 2008. In accordance with FAS 157, fair value

ALLIANCEBERNSTEIN GROWTH FUND •	19

Notes to Financial Statements

is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2009:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$622,584,589	$—	$—	$622,584,589
Short-Term Investments	2,014,447	—	—	2,014,447

Total Investments in Securities	624,599,036	—	—	624,599,036
Other Financial Instruments*	—	—	—	—

Total	$624,599,036	$—	$—	$624,599,036

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

20	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

ALLIANCEBERNSTEIN GROWTH FUND •	21

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Recent Accounting Pronouncements

During the period ended July 31, 2009, the Fund adopted FASB Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”).” FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements (see Note D.1).

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165, “Subsequent Events”, adopted by the Fund as of July 31, 2009, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements issued on September 25, 2009. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,868,424 for the year ended July 31, 2009.

For the year ended July 31, 2009, the expenses of Class A, Class B, Class C and Advisor Class shares were reduced by $6,275 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The

22	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

Distributor has advised the Fund that it has retained front-end sales charges of $6,279 from the sale of Class A shares and received $7,449, $56,927 and $3,114 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2009.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended July 31, 2009 is as follows:

Market Value July 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2009 (000)	Dividend Income (000)
$ 1,918	$ 229,203	$ 229,107	$ 2,014	$ 57

Brokerage commissions paid on investment transactions for the year ended July 31, 2009 amounted to $1,614,314, of which $9,117 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of the Fund’s average daily net assets attributable to Class A shares. The Fund is not obligated under the Agreement to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Agreement is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Agreement during any year may be more or less than its actual expenses. For this reason, the Agreement is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

ALLIANCEBERNSTEIN GROWTH FUND •	23

Notes to Financial Statements

In the event that the Agreement is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,223,550,933		$1,330,762,395
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$562,699,001

Gross unrealized appreciation	$68,649,594
Gross unrealized depreciation	(6,749,559)

Net unrealized appreciation	$61,900,035

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should

24	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

The Fund did not engage in derivatives transactions for the year ended July 31, 2009.

ALLIANCEBERNSTEIN GROWTH FUND •	25

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Securities LLC (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Fund can at will terminate a loan and regain the right to vote upon receipt of the security. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower’s failure to return a loaned security when due. During the year ended July 31, 2009, the Fund did not engage in securities lending.

26	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended July 31, 2009	Year Ended July 31, 2008	Year Ended July 31, 2009	Year Ended July 31, 2008

Class A
Shares sold	578,628	727,550	$14,663,561	$28,492,228

Shares converted from Class B	820,473	1,448,336	21,232,734	55,854,657

Shares redeemed	(3,834,168)	(4,765,536)	(98,403,973)	(183,798,543)

Net decrease	(2,435,067)	(2,589,650)	$(62,507,678)	$(99,451,658)

Class B
Shares sold	249,023	264,873	$4,279,997	$6,918,803

Shares converted to Class A	(1,215,663)	(2,129,004)	(21,232,734)	(55,854,657)

Shares redeemed	(803,366)	(1,353,963)	(14,004,260)	(35,684,401)

Net decrease	(1,770,006)	(3,218,094)	$(30,956,997)	$(84,620,255)

Class C
Shares sold	163,487	139,502	$2,837,773	$3,716,432

Shares redeemed	(848,800)	(926,519)	(14,788,190)	(24,400,463)

Net decrease	(685,313)	(787,017)	$(11,950,417)	$(20,684,031)

Advisor Class
Shares sold	135,066	222,252	$3,523,003	$8,644,629

Shares redeemed	(449,686)	(939,141)	(11,516,062)	(38,378,265)

Net decrease	(314,620)	(716,889)	$(7,993,059)	$(29,733,636)

Class R
Shares sold	13,217	18,277	$332,241	$701,731

Shares redeemed	(7,629)	(41,672)	(200,637)	(1,501,161)

Net increase (decrease)	5,588	(23,395)	$131,604	$(799,430)

Class K
Shares sold	34,033	33,812	$949,119	$1,293,723

Shares redeemed	(32,538)	(5,108)	(934,400)	(191,455)

Net increase	1,495	28,704	$14,719	$1,102,268

Class I
Shares sold	88,157	82	$2,083,619	$3,195

Shares redeemed	(581)	(97)	(14,408)	(3,701)

Net increase (decrease)	87,576	(15)	$2,069,211	$(506)

For the year ended July 31, 2009, the Fund received $54,176 related to a third-party’s settlement of regulatory proceedings involving allegations of improper

ALLIANCEBERNSTEIN GROWTH FUND •	27

Notes to Financial Statements

trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2009.

28	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

NOTE I

Components of Accumulated Earnings (Deficit)

As of July 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(1,205,900,582	)(a)
Unrealized appreciation/(depreciation)	61,900,035	(b)

Total accumulated earnings/(deficit)	$(1,144,000,547)

(a)

On July 31, 2009, the Fund had a net capital loss carryforward of $1,148,795,943 of which $858,054,199 expires in the year 2010, $201,753,144 which expires in the year 2011, and $88,988,600 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended July 31, 2009, the Fund deferred to August 1, 2009, post-October currency losses of $657 and post-October capital losses of $57,103,982.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and partnership interests.

During the current fiscal year, permanent differences primarily due to a net operating loss, return of capital distributions, and the tax treatment of partnerships resulted in a decrease in accumulated net investment loss, a decrease in accumulated net realized loss on investment transactions and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

ALLIANCEBERNSTEIN GROWTH FUND •	29

Notes to Financial Statements

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

30	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended July 31,
	2009	2008		2007		2006		2005

Net asset value, beginning of period	$ 35.95	$ 39.45		$ 32.93		$ 35.67		$ 29.05

Income From Investment Operations
Net investment income (loss)(a)	.03	(.27)		(.22)		(.36)		(.32)
Net realized and unrealized gain (loss) on investment transactions	(8.25)	(3.23)		6.74		(2.38)		6.94

Net increase (decrease) in net asset value from operations	(8.22)	(3.50)		6.52		(2.74)		6.62

Net asset value, end of period	$ 27.73	$ 35.95		$ 39.45		$ 32.93		$ 35.67

Total Return
Total investment return based on net asset value(b)	(22.87)%*	(8.87	)%*	19.80%		(7.68)%		22.79%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$494,401	$728,505		$901,431		$933,449		$1,081,725
Ratio to average net assets of:
Expenses	1.57%	1.37	%(c)	1.45	%(c)	1.53	%(c)(d)	1.49%
Net investment income (loss)	.11%	(.69)%		(.60)%		(.98	)%(d)	(1.02)%
Portfolio turnover rate	189%	100%		50%		58%		41%

See footnote summary on page 38.

ALLIANCEBERNSTEIN GROWTH FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended July 31,
	2009	2008		2007		2006		2005

Net asset value, beginning of period	$ 24.37	$ 26.95		$ 22.67		$ 24.74		$ 20.31

Income From Investment Operations
Net investment loss(a)	(.14)	(.39)		(.36)		(.45)		(.39)
Net realized and unrealized gain (loss) on investment transactions	(5.59)	(2.19)		4.64		(1.62)		4.82

Net increase (decrease) in net asset value from operations	(5.73)	(2.58)		4.28		(2.07)		4.43

Net asset value, end of period	$ 18.64	$ 24.37		$ 26.95		$ 22.67		$ 24.74

Total Return
Total investment return based on net asset value(b)	(23.51)%*	(9.57	)%*	18.88%		(8.37)%		21.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$54,600	$114,510		$213,343		$322,044		$570,462
Ratio to average net assets of:
Expenses	2.41%	2.16	%(c)	2.23	%(c)	2.30	%(c)(d)	2.24%
Net investment loss	(.78)%	(1.48)%		(1.40)%		(1.77	)%(d)	(1.77)%
Portfolio turnover rate	189%	100%		50%		58%		41%

See footnote summary on page 38.

32	• ALLIANCEBERNSTEIN GROWTH FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended July 31,
	2009	2008		2007		2006		2005

Net asset value, beginning of period	$ 24.47	$ 27.04		$ 22.73		$ 24.80		$ 20.35

Income From Investment Operations
Net investment loss(a)	(.11)	(.37)		(.34)		(.43)		(.38)
Net realized and unrealized gain (loss) on investment transactions	(5.63)	(2.20)		4.65		(1.64)		4.83

Net increase (decrease) in net asset value from operations	(5.74)	(2.57)		4.31		(2.07)		4.45

Net asset value, end of period	$ 18.73	$ 24.47		$ 27.04		$ 22.73		$ 24.80

Total Return
Total investment return based on net asset value(b)	(23.46)%*	(9.51	)%*	18.96%		(8.35)%		21.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$62,069	$97,833		$129,392		$151,937		$200,381
Ratio to average net assets of:
Expenses	2.31%	2.10	%(c)	2.17	%(c)	2.25	%(c)(d)	2.20%
Net investment loss	(.64)%	(1.42)%		(1.33)%		(1.71	)%(d)	(1.73)%
Portfolio turnover rate	189%	100%		50%		58%		41%

See footnote summary on page 38.

ALLIANCEBERNSTEIN GROWTH FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended July 31,
	2009	2008		2007		2006		2005

Net asset value, beginning of period	$ 37.39	$ 40.90		$ 34.04		$ 36.76		$ 29.85

Income From Investment Operations
Net investment income (loss)(a)	.08	(.16)		(.11)		(.24)		(.23)
Net realized and unrealized gain (loss) on investment transactions	(8.54)	(3.35)		6.97		(2.48)		7.14

Net increase (decrease) in net asset value from operations	(8.46)	(3.51)		6.86		(2.72)		6.91

Net asset value, end of period	$ 28.93	$ 37.39		$ 40.90		$ 34.04		$ 36.76

Total Return
Total investment return based on net asset value(b)	(22.63)%*	(8.58	)%*	20.15%		(7.40)%		23.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,129	$24,857		$56,510		$49,951		$36,167
Ratio to average net assets of:
Expenses	1.27%	1.07	%(c)	1.14	%(c)	1.20	%(c)(d)	1.19%
Net investment income (loss)	.30%	(.39)%		(.30)%		(.63	)%(d)	(.72)%
Portfolio turnover rate	189%	100%		50%		58%		41%

See footnote summary on page 38.

34	• ALLIANCEBERNSTEIN GROWTH FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended July 31,						March 1, 2005(e) to July 31, 2005
	2009	2008	2007		2006

Net asset value, beginning of period	$ 35.87	$ 39.40	$ 32.95		$ 35.69		$ 32.88

Income From Investment Operations
Net investment income (loss)(a)	.04	(.32)	(.31)		(.36)		(.11)
Net realized and unrealized gain (loss) on investment transactions	(8.24)	(3.21)	6.76		(2.38)		2.92

Net increase (decrease) in net asset value from operations	(8.20)	(3.53)	6.45		(2.74)		2.81

Net asset value, end of period	$ 27.67	$ 35.87	$ 39.40		$ 32.95		$ 35.69

Total Return
Total investment return based on net asset value(b)	(22.86)%*	(8.96)%*	19.58%		(7.68)%		8.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,001	$1,097	$2,126		$11		$32
Ratio to average net assets of:
Expenses	1.56%	1.48%	1.60	%(c)	1.50	%(c)(d)	1.41	%(f)
Net investment income (loss)	.16%	(.81)%	(.76)%		(.94	)%(d)	(.89	)%(f)
Portfolio turnover rate	189%	100%	50%		58%		41%

See footnote summary on page 38.

ALLIANCEBERNSTEIN GROWTH FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended July 31,						March 1, 2005(e) to July 31, 2005
	2009	2008	2007		2006

Net asset value, beginning of period	$ 36.21	$ 39.64	$ 33.04		$ 35.72		$ 32.88

Income From Investment Operations
Net investment income (loss)(a)	.08	(.20)	(.14)		(.23)		(.08)
Net realized and unrealized gain (loss) on investment transactions	(8.26)	(3.23)	6.74		(2.45)		2.92

Net increase (decrease) in net asset value from operations	(8.18)	(3.43)	6.60		(2.68)		2.84

Net asset value, end of period	$ 28.03	$ 36.21	$ 39.64		$ 33.04		$ 35.72

Total Return
Total investment return based on net asset value(b)	(22.59)%*	(8.65)%*	19.97%		(7.50)%		8.64%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,258	$1,571	$582		$287		$11
Ratio to average net assets of:
Expenses	1.26%	1.16%	1.28	%(c)	1.30	%(c)(d)	1.09	%(f)
Net investment income (loss)	.29%	(.54)%	(.38)%		(.72	)%(d)	(.62	)%(f)
Portfolio turnover rate	189%	100%	50%		58%		41%

See footnote summary on page 38.

36	• ALLIANCEBERNSTEIN GROWTH FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended July 31,						March 1, 2005(e) to July 31, 2005
	2009	2008	2007		2006

Net asset value, beginning of period	$ 36.61	$ 39.97	$ 33.18		$ 35.76		$ 32.88

Income From Investment Operations
Net investment income (loss)(a)	.34	(.08)	(.05)		(.17)		(.05)
Net realized and unrealized gain (loss) on investment transactions	(8.52)	(3.28)	6.84		(2.41)		2.93

Net increase (decrease) in net asset value from operations	(8.18)	(3.36)	6.79		(2.58)		2.88

Net asset value, end of period	$ 28.43	$ 36.61	$ 39.97		$ 33.18		$ 35.76

Total Return
Total investment return based on net asset value(b)	(22.34)%*	(8.41)%*	20.47%		(7.22)%		8.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,499	$12	$14		$10		$11
Ratio to average net assets of:
Expenses	.97%	.89%	.93	%(c)	1.02	%(c)(d)	.86	%(f)
Net investment income (loss)	1.37%	(.21)%	(.12)%		(.47	)%(d)	(.39	)%(f)
Portfolio turnover rate	189%	100%	50%		58%		41%

See footnote summary on page 38.

ALLIANCEBERNSTEIN GROWTH FUND •	37

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

	Year Ended July 31,
	2008	2007	2006
Class A	1.36%	1.42%	1.52%
Class B	2.15%	2.20%	2.29%
Class C	2.09%	2.14%	2.24%
Advisor Class	1.06%	1.11%	1.19%
Class R	—	1.57%	1.49%
Class K	—	1.25%	1.29%
Class I	—	.90%	1.01%

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Commencement of distributions.

(f)	Annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2009 and July 31, 2008 by 0.55% and 0.03%, respectively.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN GROWTH FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

AllianceBernstein Portfolios

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Growth Fund, a series of AllianceBernstein Portfolios, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year or period ended prior to August 1, 2005 was audited by other independent registered public accountants whose report thereon, dated September 16, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Growth Fund as of July 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2009

ALLIANCEBERNSTEIN GROWTH FUND •	39

Report of Independent Registered Public Accounting Firm

TRUSTEES

William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin (1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief	Lisa A. Shalett(2), Vice President
Executive Officer	Vadim Zlotnikov(2), Vice President
Philip L. Kirstein,	Emilie D. Wrapp, Clerk
Senior Vice President and Independent	Joseph J. Mantineo, Treasurer and
Compliance Officer	Chief Financial Officer
William D. Baird(2), Vice President	Phyllis J. Clarke, Controller
Frank V. Caruso(2), Vice President

Custodian and Accounting Agent State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672
Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Independent Registered Public Accounting Firm KPMG LLP 345 Park Avenue New York, NY 10154
Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by U.S. Growth senior sector analysts, with oversight by the Adviser’s U.S. Growth Portfolio Oversight Group. Ms. Shalett and Messrs. Baird, Caruso, and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

40	• ALLIANCEBERNSTEIN GROWTH FUND

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES
William H. Foulk, Jr., #,+ Chairman of the Board 77 (2001)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	86	None

John H. Dobkin, # 67 (2001)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	84	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	84	Asia Pacific Fund, Inc.; The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004. He was formerly a director of the Intel Corporation (semi-conductors) until May 2008.	84	Cirrus Logic Corporation (semi-conductors)

ALLIANCEBERNSTEIN GROWTH FUND •	41

Management of the Fund

NAME, ADDRESS*, AGE AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, #, + 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009-2010 academic year. She was formerly U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	84	None

Garry L. Moody, # 57 (2007)	Formerly, Partner, Deloitte & Touche LLP, Vice-Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	83	None

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	84	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

42	• ALLIANCEBERNSTEIN GROWTH FUND

Management of the Fund

NAME, ADDRESS*, AGE AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, # 70 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Director’s Guidebook and member of Advisory Board of Sustainable Forestry Management Limited.	84	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN GROWTH FUND •	43

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”)** since 2006 and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers L.P. since prior to 2004.

William D. Baird 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Frank V. Caruso 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Lisa A. Shalett 46	Vice President	Executive Vice President of the Adviser**, with which she has been associated since prior to 2004.

Vadim Zlotnikov 47	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2004, Chief Investment Officer of Growth Equities and head of Growth Portfolio Analytics since January 2008.

44	• ALLIANCEBERNSTEIN GROWTH FUND

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Emilie D. Wrapp 53	Clerk	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

Phyllis J. Clarke 48	Controller	Vice President of ABIS**, with which she has been associated since prior to 2004.

*	The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN GROWTH FUND •	45

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of The AllianceBernstein Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Advisory Agreement with the Adviser in respect of AllianceBernstein Growth Fund (the “Fund”) at a meeting held on May 5-7, 2009.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund were reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

46	• ALLIANCEBERNSTEIN GROWTH FUND

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

ALLIANCEBERNSTEIN GROWTH FUND •	47

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2009 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Growth Index and the Russell 3000 Growth Index, in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2009 and (in the case of comparisons with the indices) the since inception period (September 1990 inception). The trustees noted that the Fund was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, 5th quintile of the Performance Group and the Performance Universe for the 3-year period, 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 5-year period and 4th quintile of the Performance Group and the Performance Universe for the 10-year period, and that the Fund slightly outperformed both indices in the since inception period but underperformed both indices in all other periods reviewed. Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance, as well as the improvement in relative performance ranking in the most recent year, the trustees retained confidence in the Adviser’s ability to advise the Fund. The trustees also reviewed performance information for periods ended March 31, 2009 (for which the data was not limited to Class A Shares), and noted that in 2009 the Fund outperformed the Lipper Large Cap Growth Funds Average and both indices. The trustees also noted that at their August 2008 meeting they had approved a broadening of the number of stocks in the Fund’s portfolio and that the Adviser expected that the Fund’s more diversified approach would result in improved risk adjusted performance. Taking these various considerations into account, the trustees concluded that the Fund’s investment performance over time had been acceptable. The trustees determined to continue to closely monitor the Fund’s performance.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Fund. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the

48	• ALLIANCEBERNSTEIN GROWTH FUND

evaluation from the Trust’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Fund. The trustees noted that the institutional fee schedule for clients with an investment style substantially similar to that of the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees noted that the Adviser advises a portfolio of another AllianceBernstein fund with an investment style substantially similar to that of the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The trustees noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The trustees noted that the Fund’s contractual effective advisory fee rate, at approximate current size, of 75 basis points was lower than the Expense Group median. The trustees noted that in light of the Fund’s historical investment performance, they had asked the Adviser to address the continued appropriateness of the Fund’s fee rate. In response the Adviser informed the trustees that the Adviser had begun to implement changes and enhancements to address investment performance and discussed the new leadership for the Adviser effective December 2008. The Adviser further noted, among other things, that while it would take time to realize the benefits of these changes, relative investment performance in 2009 had shown improvement. The trustees noted that they had

ALLIANCEBERNSTEIN GROWTH FUND •	49

discussed their concerns about the relative performance of a number of the AllianceBernstein equity funds with senior management of the Adviser. The trustees noted that the Fund’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The trustees noted that the Fund’s assets had declined significantly, primarily as a result of market declines rather than redemptions, and that the expense ratio impact of such declines on the Fund was pronounced since the Fund had a relatively small average account size. The trustees also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The trustees concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

50	• ALLIANCEBERNSTEIN GROWTH FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Growth Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Trustees on May 5-7, 2009.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN GROWTH FUND •	51

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Fund
Growth	75 bp on 1st $2.5 billion	$499.2	Growth Fund
	65 bp on next $2.5 billion
	60 bp on the balance

Set forth below are the Fund’s total expense ratios, for the most recent semi-annual period:4

Fund	Total Expense Ratio (as of 01/31/09)[5]		Fiscal Year End
Growth Fund	Advisor	1.29%	July 31
	Class A	1.60%
	Class B	2.43%
	Class C	2.34%
	Class R	1.57%
	Class K	1.27%
	Class I	2.09%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes—Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	Semi-annual total expense ratios are unaudited.

5	Annualized.

52	• ALLIANCEBERNSTEIN GROWTH FUND

risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.6 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 28, 2009 net assets:

Fund	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Effective Fund Adv. Fee
Growth Fund	$499.2	U.S. Growth 80 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $25m	0.315%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN GROWTH FUND •	53

that has a substantially similar investment style as the Fund.7 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Effective Fund Adv. Fee
Growth Fund	Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee
Growth Fund	AllianceBernstein U.S. Growth Stock Fund A, B-Hedged/Unhedged	0.75%
	AllianceBernstein U.S. Growth Stock Fund F/FVA/FB8	0.70%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Fund.10

7	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

8	This ITM Fund is privately placed or institutional.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

54	• ALLIANCEBERNSTEIN GROWTH FUND

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Growth Fund	0.750	0.779	5/14

Lipper also compared the Fund’s most recently completed fiscal year total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund. 12 It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.13

Fund	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Growth Fund	1.362	1.245	11/14	1.233	94/128

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

14	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN GROWTH FUND •	55

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments).15 During the Fund’s most recently completed fiscal year, ABI

15	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

56	• ALLIANCEBERNSTEIN GROWTH FUND

received from the Fund $11,504, $5,328,708 and $108,208 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $2,228,241 in fees from the Fund.16

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $119,675 under the offset agreement between the Fund and ABIS.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN GROWTH FUND •	57

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended January 31, 2009.22

18	The Deli study was originally published in 2002 based on 1997 data.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

21	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund from a PU is somewhat different from that of an EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

58	• ALLIANCEBERNSTEIN GROWTH FUND

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-37.63	-37.91	-36.88	6/14	83/147
3 year	-16.54	-13.28	-12.30	12/13	119/129
5 year	-6.03	-5.30	-5.09	10/12	82/117
10 year	-5.71	-2.59	-4.01	5/7	57/73

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmark. Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth Fund, Inc.	-37.63	-16.54	-6.03	-5.71	6.98	19.34	-0.37	10
Russell 1000 Growth Index[24],[25]	-36.44	-11.11	-4.76	-5.29	6.67	18.75	-0.37	10
Russell 3000 Growth Index[25]	-36.51	-11.38	-4.75	-5.04	6.54	N/A	N/A	N/A

Inception Date: September 4, 1990

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2009

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

24	Prior to November 3, 2008, the Fund’s benchmark was Russell 3000 Growth Index.

25	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2009. The inception date of the Fund’s benchmark is the nearest month end after the Fund’s inception date.

ALLIANCEBERNSTEIN GROWTH FUND •	59

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

60	• ALLIANCEBERNSTEIN GROWTH FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRO-0151-0709

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting KPMG LLP for the Fund’s 2006 last two years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB Growth Fund	2008	$35,250	$—	$11,325
	2009	$30,481	$—	$5,000

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Growth Fund	2008	$417,425	$11,325
			$—
			$(11,325)
	2009	$286,999	$5,000
			$—
			$(5,000)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12(a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	September 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	September 28, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	September 28, 2009